UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2020

XpresSpa Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34785	20-4988129
(Commission File Number)	(IRS Employer Identification No.)

254 West 31st Street, 11th Floor, New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

(212) 309-7549

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XSPA	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On December 17, 2020, XpresSpa Group, Inc. (the “Company”) issued a press release announcing and relating to a services agreement (the “Services Agreement”) that its subsidiary, XpresTest, Inc. (referred to herein as “XpresCheck”), had entered into with United Airlines (“United”), as described further in Item 8.01 below.

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and the contents of the press release are hereby incorporated herein by reference.

The information set forth in or incorporated by reference into this Item 7.01, including the information set forth in Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. In addition, this report (including Exhibit 99.1) shall not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely as a requirement of Item 7.01.

Item 8.01.	Other Events.

On December 15, 2020, XpresCheck entered into the Services Agreement with United under which XpresCheck agreed provide pre-travel onsite COVID-19 testing services for certain selected United flights originating in or connecting through various major U.S. domestic hubs in which the Company currently has (or if and when it does have) operations, including Newark Liberty International Airport (EWR), Denver International Airport (DEN), Daniel K. Inouye International Airport (HNL), George Bush Intercontinental/Houston Airport (IAH), San Francisco International Airport (SFO), Dulles International Airport (IAD), O'Hare International Airport (Chicago) (ORD), Los Angeles International Airport (LAX) and such other locations as may become available and as mutually agreed upon by the parties.

As noted in the December 17, 2020 press release, initial services under the Services Agreement will begin on December 21, 2020 in Newark Liberty International Airport (EWR) and Denver International Airport (DEN) for select direct flights to Hawaii. The ensuing rollout schedule for other flights and locations in the scope of the Services Agreement will be mutually agreed upon by the parties. The initial term of the agreement is six months, and will continue thereafter subject to cancellation by either party on 30 days’ prior written notice.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description

99.1	Press Release Dated December 17, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XpresSpa Group, Inc.

Date: December 17, 2020	By:	/s/ Douglas Satzman
	Name:	Douglas Satzman
	Title:	Chief Executive Officer